Media Inquiries: Investor Inquiries: Richard Fly Peter Schuman 978-671-3293 669-242-8098 flyr@avaya.com pschuman@avaya.com Avaya Announces Preliminary Third Quarter Fiscal 2017 Financial Results Also Announces CEO Succession Plan New York, NY — August 7, 2017 – Avaya today announced preliminary unaudited financial results for the third fiscal quarter ended June 30, 2017. Third fiscal quarter 2017 revenue is expected to be in the range of $802 to $804 million dollars, approximately flat sequentially and a decline of 9% from the third quarter of the prior year. Adjusted EBITDA is expected to be in the range of $202 million to $206 million, or 25.1% to 25.7% of revenue. The cash balance is expected to be approximately $729 million, reflecting positive operating cash flow offset primarily by payments to first lien debtholders. In addition, the third fiscal quarter 2017 cash balance does not include the initial cash proceeds of approximately $70 million received upon closing of the sale of the Networking assets on July 14. The company noted that these financial results for the third fiscal quarter ended June 30, 2017 are preliminary and subject to the completion of financial closing and review procedures performed by its independent auditors. There can be no assurance that the company’s final results will not differ from these preliminary estimates as a result of quarter-end closing, review procedures, or review adjustments, and any such changes could be material. Avaya expects to report third fiscal quarter results the week of August 14. Links to the financial results press release and accompanying slides will be available on the investor page of Avaya’s website (www.avaya.com/investors). The company will not hold a conference call or webcast to discuss results. Along with announcing its preliminary earnings, Avaya also announced the filing of an amended Plan of Reorganization in its chapter 11 cases and the support of the amended Plan by a majority of holders of its first lien debt. “Today's filings pave the way for Avaya's near term exit from chapter 11 and our return as a publicly traded technology company,” said Kevin Kennedy, president and CEO. “The company will exit this process with an industry leading financial model preserved throughout the restructuring process, reduced complexity following the divestiture of our Networking business, strong innovation across our portfolio and commercial execution that exceeded the Avaya Business Plan.” Avaya also announced a CEO succession plan. Effective October 1, Mr. Kennedy will retire as CEO and be succeeded by Jim Chirico, who is currently Chief Operating Officer and Global Sales Leader. Mr. Kennedy will also retire from the Board of Directors but he will continue as an advisor to the company. Mr. Chirico will join the Board effective October 1. About Avaya Avaya enables the mission critical, real-time communication applications of the world’s most important operations. As the global leader in delivering superior communications experiences, Avaya provides the most complete portfolio of software and services for contact center and unified communications— offered on premises, in the cloud, or a hybrid. Today’s digital world requires some form of communications enablement, and no other company is better positioned to do this than Avaya. For more information, please visit www.avaya.com. Cautionary Note Regarding the Chapter 11 Cases The Company’s security holders are cautioned that trading in securities of the Company during the pendency of the Company’s Chapter 11 proceeding will be highly speculative and will pose substantial risks. It is possible some or all of the Company’s currently outstanding securities may be cancelled and extinguished upon confirmation of a restructuring plan by the United States Bankruptcy Court for the Southern District of New York (“Bankruptcy Court”). In such an event, the Company’s security holders would not be entitled to receive or retain any cash, securities or other property on account of their cancelled securities. Trading prices for the Company’s securities may bear little or no relation to actual recovery, if any, by holders thereof in the Company’s Chapter 11 proceeding. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities. Cautionary Note Regarding Forward-Looking Statements This document contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," “our vision,” "plan," "potential," "preliminary," "predict," "should," "will," or “would” or the negative thereof or other variations thereof or comparable terminology. The Company has based these forward-

looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These factors, including, but not limited to adjustments in the calculation of financial results for the third quarter, or the application of accounting principles, discovery of new information that alters expectations about financial results or impacts valuation methodologies underlying financial results, accounting changes required by United States generally accepted accounting principles, and those risks discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015, may cause its actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Use of non-GAAP (Adjusted) Financial Measures The information furnished in this release includes non-GAAP financial measures that differ from measures calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”), including adjusted EBITDA. EBITDA is defined as net income (loss) before income taxes, interest expense, interest income and depreciation and amortization. Adjusted EBITDA is EBITDA further adjusted to exclude certain charges and other adjustments described in our SEC filings. We believe that including supplementary information concerning adjusted EBITDA is appropriate because it serves as a basis for determining management and employee compensation. In addition, we believe adjusted EBITDA provides more comparability between our historical results and results that reflect purchase accounting and our current capital structure. Accordingly, adjusted EBITDA measures our financial performance based on operational factors that management can impact in the short-term, such as our pricing strategies, volume, costs and expenses of the organization and it presents our financial performance in a way that can be more easily compared to prior quarters or fiscal years. EBITDA and adjusted EBITDA have limitations as analytical tools. EBITDA measures do not represent net income (loss) or cash flow from operations as those terms are defined by GAAP and do not necessarily indicate whether cash flows will be sufficient to fund cash needs. While EBITDA measures are frequently used as measures of operations and the ability to meet debt service requirements, these terms are not necessarily comparable to other similarly titled captions of other companies due to the potential inconsistencies in the method of calculation. Adjusted EBITDA excludes the impact of earnings or charges resulting from matters that we consider not to be indicative of our ongoing operations. In particular, our formulation of adjusted EBITDA allows adjustment for certain amounts that are included in calculating net income (loss) including, but not limited to, restructuring charges, certain fees payable to our private equity sponsors and other advisors, resolution of certain legal matters and a portion of our pension costs and post- employment benefits costs which represents the amortization of pension service costs and actuarial gain (loss) associated with these benefits. However, these are expenses that may recur, may vary and are difficult to predict. The estimate of adjusted EBITDA provided in this press release has been determined consistent with the methodology for calculating adjusted EBITDA as set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015. These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and have limitations as analytical tools in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. As such, these measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP measures. ### Follow Avaya